UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2026

Date of Report (Date of earliest event reported)

FutureTech II Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41289	87-2551539
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

128 Gail Drive New Rochelle, NY	10805
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 316-4805

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FTII	None
Warrants	FTIIW	None
Units	FTIIU	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Reports.

The Board of Directors (the “Board”) of FutureTech II Acquisition Corp. (the “Company”), after discussion with the Company’s management, concluded (i) the Company’s previously issued unaudited interim financial statements for the for three and nine months ended September 30, 2024 (the “Q-3 FS”), (ii) the Company’s previously issued audited financial statements for the year ended December 31, 2024 (the “2024 Audit”), (iii) the Company’s previously issued unaudited interim financial statements for three months ended March 31, 2025 (the “Q-1 FS”), and (iv) the Company’s previously issued unaudited interim financial statements for three and six months ended June 30, 2025 (the “Q-2 FS” and collectively with the Q-3 FS, the 2024 Audit and the Q-1 FS the “Original Financial Statements”), contain certain errors and misstatements that must be corrected and that the Original Financial Statements must be restated.

Specifically, the restatement for the Q-3 FS will include, but is not limited to, adjustments related to the following: (i) earnings per share, (ii) common stock subject to redemption as of each period was adjusted due to the required tax adjustments, and (iii) there could be some additional adjustments depending on our continuing review of the financial statements. The restatement for the 2024 Audit will include, but is not limited to, adjustments related to the following: (i) earnings per share, (ii) adjustments to the tax amounts due, (iii) common stock subject to redemption as of each period was adjusted due to the required tax adjustments, and (iv) there could be some additional adjustments depending on our continuing review of the financial statements. The restatement of the Q-1 FS and the Q-2 FS will include, but is not limited to, adjustments related to the following: (i) adjustments resulting from the restatement of the 2024 Audit, as mentioned above, (ii) adjustments for amounts due to the trust from the sponsor, and (iii) there could be some additional adjustments depending on our continuing review of the financial statements.

Management is currently working to determine the specific revisions and modifications required to be made to the Original Financial Statements in connection with the restatement of the Original Financial Statements. Once management determines the specific revisions and modifications that are required to be made to the Original Financial Statements, the Company will then proceed to restate the Original Financial Statements.

The Board also concluded (i) the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 as filed with the U.S. Securities and Exchange Commission the (“SEC”) on January 28, 2025 (the “Q-3 Form 10-Q”); (ii) the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the SEC on April 9, 2025 (the “2024 Form 10-K”); (iii) the Company’s Quarterly Report for three months ended March 31, 2025 on Form 10-Q as filed with the SEC on May 15, 2025 (“Q-1 Form 10-Q”); and (iv) the Company’s Quarterly Report for three and six months ended June 30, 2025 on Form 10-Q as filed with the SEC on August 22, 2025 (“Q-2 Form 10-Q” and collectively with the Q-3 Form 10-Q, the 2024 Form 10-K and the Q-1 Form 10-Q the “Original Periodic Reports”), should no longer be relied upon due to certain errors and misstatements contained in the Original Financial Statements. Additionally, any reports, related earnings releases, investor presentations or similar communications of the Company’s that contain the Original Financial Statements should no longer be relied upon due to certain errors and misstatements contained in the Original Financial Statements.

Once management of the Company has completed the restatements of the Original Financial Statements, the Company will then proceed to appropriately amend the Original Periodic Reports. The Company intends to correct the errors referenced above in the Original Periodic Reports by amending the Q-3 Form 10-Q in the to be filed Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 and by amending the 2024 Form 10-K, the Q-1 Form 10-Q and the Q-2 Form 10-Q in the Company’s Form 10-K for the year ended December 31, 2025, as promptly as possible.

The Company’s management has determined that the Company’s disclosure controls and procedures were not effective as of December 31, 2025 and December 31, 2024. Specifically, a material weakness exists in the Company internal control over financial reporting related to ineffective controls over period end financial disclosure and reporting processes, including not timely performing certain reconciliations and the completeness and accuracy of those reconciliations, and lack of effectiveness of controls over accurate accounting and financial reporting and reviewing the underlying financial statement elements, and recording incorrect journal entries that also did not have sufficient review and approval.

The Company has begun to design and implement certain remediation measures to address the above-described material weakness and enhance our internal control over financial reporting. The Company is taking the following actions to improve the design and operating effectiveness of our internal control in order to remediate this material weakness:

●	Engagement of a new external advisor as our insource accounting and finance functions; and

●	Implement additional modules and controls in Quickbooks Online software to strengthen our ability to keep records of its accounting and financial information

Our remediation efforts are ongoing and we will continue our initiatives to consider additional skilled resources in program management, accounting, and finance related functions and to expand the effort to implement and document policies, procedures, and internal controls. The Company’s remediation plan with respect to the such material weakness will be described in more detail in the Company’s Annual Report on Form 10-K for year ended December 31, 2025, which the Company plans to file as promptly as possible.

The Company’s management and the Audit Committee have discussed with CBIZ CPAs P.C., the Company’s independent registered public accounting firm, the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURETECH II ACQUISITION CORP.
Dated: July 8, 2026
	By:	/s/ Ray Chen
	Name:	Ray Chen
	Title:	Chief Executive Officer

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